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                                                            EXHIBIT 10.1.18

                                                                 [EXECUTION]

                    AMENDMENT NO. 17 TO FINANCING AGREEMENTS
                    ----------------------------------------

                             PNY TECHNOLOGIES, INC.
                                 299 Webro Road
                          Parsippany, New Jersey 07054

                                                        As of Ju1y 31, 2002


Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036


Ladies and Gentlemen:

           Congress Financial Corporation ("Lender"), and PNY Technologies, Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000, Amendment No. 10 to Loan and Security Agreement, dated as of August 21, 2000, Amendment No. 11 to Loan and Security Agreement, dated September 5, 2000, Amendment No. 12 to Financing Agreements, dated October 16, 2000, Amendment No. 13 to Financing Agreements, dated as of December 5, 2000, Amendment No. 14 to Financing Agreements, dated as of December 6, 2000, Amendment No. 15 to Financing Agreements, dated as of January 15, 2001 and Amendment No. 16 to Financing Agreements, dated as of November 6, 2001 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the
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meanings assigned thereto in the Loan Agreement and the other Financing
Agreements, unless otherwise defined herein.

           Borrower has requested that Lender agree to certain amendments to the Loan Agreement and to waive certain Events of Default. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments and waive such Events of Default. By this Amendment, Lender and Borrower desire and intend to evidence such amendments and waivers.

           In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

           1. Definitions.
              -----------

           (a) Additional Definitions.
               ----------------------

                     (i) "Capital Stock" shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock or partnership, limited liability company or other equity interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

                     (ii) "EBITDA" shall mean, as to any Person, with respect to any period, an amount equal to: (A) the Net Income of such Person and its Subsidiaries for such period, plus (B) depreciation, amortization and other non-cash charges (including, but not limited to, imputed interest and deferred compensation) for such period (to the extent deducted in the computation of Net Income of such Person), all in accordance with GAAP, plus (C) Interest Expense for such period (to the extent deducted in the computation of Net Income of such Person), plus (D) the Provision for Taxes for such period (to the extent deducted in the computation of Net Income of such Person).

           (b) Amendment to Definitions.
               ------------------------

                     (i) The definition of "Adjusted Tangible Net Worth" set forth in Section 1.1(c) of the Loan Agreement is hereby deleted in its entirety and the following is substituted therefor:

                               "(c) "Adjusted Tangible Net Worth" shall mean, as
                     to any Person, at any time, in accordance with GAAP, on a consolidated basis for such Person and its Subsidiaries, the amount equal to the difference between: (i) the aggregate net book value of all assets of such Person and its Subsidiaries (excluding the book value of good will, non-competition agreements, patents, tidemarks, copyrights, licenses and other intangible assets), calculating the book value of inventory for this purpose on a first-in-first-out basis, after deducting from such book values all


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                     appropriate reserves in accordance with GAAP (including all reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of the Indebtedness and other liabilities of such Person and its Subsidiaries (including tax and other proper accruals)."

                     (ii) All references to the term "Financing Agreements" in the Loan Agreement and the other Financing Agreements shall mean, and each such reference is hereby amended to include, in addition and not in limitation, this Amendment and all other agreements, documents or instruments at any time executed and/or delivered by Borrower or any other person in connection herewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

           (b) Interpretation. All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           2. Borrowing Base Certificate. Notwithstanding anything to the
              --------------------------
contrary contained in this Section 5.2(a) of the Loan Agreement or Section 3 of Amendment No. 12 to Financing Agreements, dated October 16, 2000, by and between Borrower and Lender, after the date hereof, Borrower shall not be required to deliver to Lender Borrowing Base Certificates.

           3. Reporting. Notwithstanding anything to the contrary set forth in
              ---------
the Loan Agreement or any of the other Financing Agreements. Borrower hereby agrees, in addition to and not in limitation of any of its obligations under the Loan Agreement or any of the other Financing Agreements, Borrower shall deliver or cause to be delivered to Lender, in form and substance satisfactory to Lender, the following: (a) on a weekly basis (but in any event by no later than the third (3rd) Business Day after the end of each week), or any time that an Event of Default, or act, condition or event which with notice or passage of time or both would constitute an Event of Default, shall exist or have occurred or the Excess Availability shall be less than $5,000,000, on a daily basis, a schedule of Accounts, collections received and credits issued with respect thereto, (b) on a weekly basis (but in any event by no later than the third
(3rd) Business Day after the end of each week), an inventory report, and (c) on a monthly basis (but in any event by no later than the tenth (10th) day of each month), an aging of Accounts.

           4. Amendments.
              ----------

           (a) Adjusted Tangible Net Worth. Section 7.9 of the Loan Agreement is
               ---------------------------
hereby deleted in its entirety and the following substituted therefor:

           "7.9 Adjusted Tangible Net Worth. Borrower and its Subsidiaries shall
                ---------------------------
           not permit their Adjusted Tangible Net Worth as of the dates set forth below to be less than the amount specified below for each such date:

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                                                  Adjusted Tangible
             Date                                      Net Worth
---------------------------------------- -----------------------------------

(a)    June 30, 2002                                   $6,500,000

(b)    September 30, 2002                              $6,500,000

(c)    December 31, 2002 and at all
       times thereafter                                $8,000,000

           (b) Interest Coverage Ratio. Section 7.10 of the Loan Agreement is
               -----------------------
hereby deleted in its entirety and replaced with the following:

           "7.10 EBITDA. Borrower and its Subsidiaries shall not, for any period
                 ------
           set forth below (each, a "Test Period"), permit their cumulative EBITDA, on a consolidated basis, to be less than the amount set forth below opposite such Test Period:

              Test Period                                 EBITDA
------------------------------------------- ----------------------------------

(a)   From January 1, 2002 through and
      including June 30, 2002                           $2,500,000

(b)   From January 1, 2002 through and
      including September 30, 2002                      $5,300,000

(c)   From January 1, 2002 through and
      including December 31, 2002                       $9,400,000


           For purposes of this Section 7.10, EBITDA shall be calculated without giving effect to non-cash stock expense of Borrower and the one-time fixed charge in connection with the closing of the Borrower's facility in Ireland in April, 2002."

           5. Consent. Subject to the terms and conditions contained herein,
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Lender hereby agrees that, notwithstanding anything to the contrary contained herein or in the Loan Agreement, Borrower may make payments of principal and interest (including prepayments) to Gadi Cohen in respect of Indebtedness of Borrower evidenced by the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Gadi Cohen in the original principal amount of $15,000,000 and the Subordinated Note, dated August 3, 1995, issued by Borrower payable to the order of Gadi Cohen in the original principal amount of $5,140,000; provided, that, as of the date of any such payment and immediately after giving effect thereto, each of the following conditions shall be satisfied: (a) Lender shall not have given Borrower written notice of the occurrence of an Event of Default, (b) after giving effect to any payment made or to be made in accordance with this Section 5, an Event of Default shall not exist, (c) the aggregate amount of all such payments in any fiscal year shall not exceed the lesser of: (i) $2,000,000, or (ii) fifty (50%) percent of the Net Income of Borrower in the immediately preceding fiscal year, and (d) the average


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daily Excess Availability of Borrower for the thirty (30) day period immediately prior to such payment (or, if shorter, the period from the date hereof through the date of such payment) and after giving effect to such payment shall not be less than $3,500,000. For the purposes of this section, Net Income of Borrower shall be calculated without giving effect to non-cash stock expense of Borrower and the one-time fixed charge in connection with the closing of the Borrower's facility in Ireland in April, 2002."

           6. Appraisals. Notwithstanding anything to the contrary set forth in
              ----------
the Loan Agreement or any of the other Financing Agreements, promptly upon Lender's request, Borrower shall, at its expense, within thirty (30) days immediately following the date hereof and hereafter no more than twice in any twelve (12) month period, but at any time or times as Lender may request on or after an Event of Default, deliver or cause to be delivered to Lender a written appraisal with respect to any or all of the Collateral in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely. Such appraisals shall list all items and categories thereof, describing the condition of same and setting forth the lower of cost (calculated on a first-in-first-out basis) or fair market value, in such form as is satisfactory to Lender.

           7. Representations, Warranties and Covenants. In addition to the
              -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

           (c) On or before August 16, 2002, Borrower shall cause to be delivered to Lender written appraisals with respect to the Inventory in form, scope and methodology acceptable to Lender and by an appraiser acceptable to Lender, addressed to Lender and upon which Lender is expressly permitted to rely.

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           8. Waivers.
              -------

           (a) Subject to the terms and conditions set forth herein, Lender hereby waives the Event of Default arising under Section 8.1(a) of the Accounts Agreement as a result of: (i) the failure of Borrower to deliver to Lender the audited consolidated financial statements of Borrower and its Subsidiaries for the fiscal year ended December 31, 2001, together with the certificate of the independent certified public accountants of Borrower related thereto as required under Sections 7.11(a)(i) and 7.11(a)(iii) of the Loan Agreements, respectively, within one hundred twenty (120) days after the end of such fiscal year, and (ii) the failure of Borrower to comply with the covenant contained in Section 7.10 of the Loan Agreement for the period from October 1, 2001 through and including December 31, 2001 (collectively, the "Existing Defaults"); provided, that, Lender shall have received such audited consolidated financial statements financial statements of Borrower and its Subsidiaries, together with such certificate of independent certified public accountants, all in form and substance satisfactory to Lender, on or before seven (7) days from the date hereof. Except as Lender may otherwise expressly agree in writing, such waiver shall automatically and without further action by the parties hereto be deemed rescinded and terminated and of no force and effect with respect to all of the Existing Defaults any time after seven (7) days from the date hereof, if Borrower fails to deliver to Lender, such financial statements and certificate on or before seven (7) days from the date hereof, it being understood and agreed that the effect of such rescission and termination shall be to permit Agent to exercise its rights and remedies in accordance with the terms of the Loan Agreement with respect to the Existing Defaults immediately on the eighth day from the date hereof without any further notice or passage of time.

           (b) Lender has not waived, is not by this Amendment waiving, and has no intention of waiving any Events of Default that may have occurred on or before the date hereof (other than the Existing Defaults), whether or not continuing on the date hereof, or that may occur after the date hereof (whether the same or similar to the Existing Defaults) or otherwise, including any Events of Default arising from the failure of Borrower to comply with Section 7.11 of the Loan Agreement as specified in Section 8(a) hereof, at any time after seven
(7) days from the date hereof, as a result of the recission and termination of the waiver provided for above or otherwise. Nothing contained herein shall be construed as a waiver of the failure of Borrower to comply with such sections after such date.

           (c) The foregoing waiver shall not be construed as a bar to or a waiver of any other or further defaults or Events of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied of any of the rights and remedies of Lender arising under the terms of the Financing Agreements on any future occasion or otherwise, all of which Lender specifically reserves. Nothing contained herein should be construed to entitle Borrower to any other or further waiver with respect to any defaults under the Financing Agreements at any time after the date hereof or otherwise.

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
           9. Fee. In consideration of the amendments, waivers and consent set
              ---
forth herein, Borrower shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrower maintained by Lender, a fee in the amount of $25,000, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

           10. Conditions Precedent. The amendments herein shall be effective
              ---------------------
upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

           (b) the receipt by Lender of the fee set forth in Section 9 hereof;
and

           (c) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

           11. Effect of this Amendment. Except as modified pursuant hereto, no
               ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

           12. Additional Events of Default. The parties hereto acknowledge,
               ----------------------------
confirm and agree that the failure of Borrower to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower in connection herewith shall constitute an Event of Default under the Financing Agreements.

           13. Further Assurances. The parties hereto shall execute and deliver
               ------------------
such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

           14. Governing Law. The validity, interpretation and enforcement of
               -------------
this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

           15. Binding Effect. This Amendment shall be binding upon and inure to
               --------------
the benefit of each of the parties hereto and their respective successors and assigns.

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
           16. Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

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           Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.

                                  Very truly yours,

                                  PNY TECHNOLOGIES, INC.
                                     formerly known as
                                     P.N.Y Electronics, Inc.


                                  By:   /s/ Heidi Stuto
                                     -------------------------------------
                                  Title:   Treasurer


AGREED:

CONGRESS FINANCIAL CORPORATION

By:  /s/ ILLEGIBLE
   ---------------------------------
Title:   AVP
      ------------------------------


















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